Exhibit 10.16

SAJAN, INC.

MATHSTAR, INC.

Lock-Up Agreement

MathStar, Inc.

C/o Winthrop & Weinstine, P.A.

225 South Sixth Street

Suite 3500

Minneapolis, MN  55402

Attention:  Michele D. Vaillancourt

Re:  Sajan, Inc. and MathStar, Inc. – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned is a holder of securities of Sajan, Inc., a Minnesota corporation (“Sajan”), and wishes to facilitate the proposed merger (the “Merger”) of Sajan with a wholly-owned subsidiary of MathStar, Inc., a Delaware corporation (“MathStar”), under the terms of that certain Agreement and Plan of Merger dated as of January 8, 2010 (as may be amended from time to time, the “Merger Agreement”) by and among Sajan, MathStar, Garuda Acquisition, LLC and Thomas Magne, solely in his capacity as agent for the holders of common stock of Sajan.  In the Merger, it is proposed that holders of securities of Sajan (including the undersigned) will receive cash and shares (the “Shares”) of MathStar common stock (“Common Stock”), and that options and warrants to purchase shares of Sajan common stock will be converted into options and warrants to purchase Shares of Common Stock.  Please note that MathStar will not issue Shares in the Merger, and that options and warrants to purchase Sajan common stock will not be converted into options and warrants to purchase shares of MathStar Common Stock until and unless the Sajan shareholders have approved the Merger and the Merger Agreement.

In consideration of the foregoing, the undersigned hereby agrees that he, she or it will not, without the prior written approval of MathStar, directly or indirectly, during the period commencing on the Effective Date of the Merger (as the term “Effective Date” is defined in the Merger Agreement) and ending on the date which is [twelve months for management/ six months for all others] after such Effective Date (the “Lock-up Period”): (1) offer, sell, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, or enter into any hedging transaction that is likely to result in a transfer of, any Shares of Common Stock, options to acquire Shares of Common Stock, warrants to acquire Shares of Common Stock, or securities exchangeable for or convertible into shares of Common Stock of the Company which he, she or it may beneficially own (as defined in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares of Common Stock, or any options, warrants or other securities convertible into or changeable for Shares of Common Stock, regardless of whether any such transaction described herein is to be settled by delivery of the Common Stock, or such other securities, or by delivery of cash or otherwise; (3) make any demand for, or exercise any right with respect to, the registration of any Shares of Common Stock or any options, warrants or other securities convertible into or exchangeable for Shares of Common Stock; or (4) any intention to do any of the foregoing.  The undersigned confirms that he, she or it understands that MathStar and Sajan will rely upon the representations and agreements set forth in this Agreement in proceeding with the Merger.  The foregoing two sentences shall not apply to (a) transfers by gift upon the condition that the donee shall agree in writing to be bound by the restrictions set forth in this Agreement in the same manner as they apply to the donor; (b) transfers to a trust for the direct or indirect benefit of the undersigned or any member of the undersigned’s family, provided that any such transferee shall agree in writing to be bound by the restrictions set forth in this Agreement in the same manner as they apply to the transferor; and (c) transfers upon the death of the undersigned to his or her executors, administrators, testamentary trustees, legatees or beneficiaries, it being agreed that any such transferee shall be bound by the restrictions set forth in this Agreement in the same manner as they apply to the transferor.

The undersigned agrees and consents to the entry of stop transfer instructions with MathStar’s transfer agent against the transfer of securities held by the undersigned, except in compliance with this Agreement.

This Agreement shall terminate as of: (i) February 26, 2010 (or such later date to which the termination of the merger Agreement has been mutually extended) if the Merger has not been consummated by such date or, if earlier, (ii) the date MathStar or Sajan notifies you in writing that the Merger Agreement has been terminated.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement.  This Agreement is irrevocable, and all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned (as applicable).

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SIGNATURES

Individual Shareholder(s):

Dated:	, 2010	Dated:	, 2010

Signature	Signature of Second Individual (if applicable)

Name (Typed or Printed)	Name (Typed or Printed)

Social Security Number	Social Security Number

( )	( )
Telephone Number	Telephone Number

Residence Street Address	Residence Street Address

City, State or Province and Zip Code	City, State or Province and Zip Code
(Must be same state or province as in item 1)	(Must be same state or province as in item 1)

Mailing Address	Mailing Address
(Only if different from residence address)	(Only if different from residence address)

City, State or Province and Zip Code	City, State or Province and Zip Code

(Continued on next page.)

Entity Shareholder:

Dated:	, 2010

( )
Name of Entity (Typed or Printed)	Telephone Number

X
Signature of Authorized Person	Entity’s Tax Identification Number

Name and Title (Typed or Printed) of Signatory	Contact Person (if different from Signatory)

Principal Executive Office Address	Mailing Address
(Only if different from principal executive office)

City, State or Province and Zip Code	City, State or Province and Zip Code